SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     The original Form 8-K has been amended by this 8-K/A to replace Item 5

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 21, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2001-HI4)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                        333-36244            41-1808858
--------                        ---------            ----------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
of Incorporation)               File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                           55437
----------------------                           -----
(Address of Principal                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000





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Item 5. Other Events.

              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc.(which was filed with the Commission on September 17, 2001 and September 19, 2001, respectively), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)   Not applicable

               (b)   Not applicable

              (c)    Exhibits:

                     Item 601 (a) of
                     Regulation S-K
Exhibit No.          Exhibit No.           Description

1                    23                    Consent of KPMG LLP,
                                           independent auditors of
                                           Ambac Assurance Corporation
                                           and subsidiaries with respect
                                           to the Residential Funding
                                           Mortgage Securities II, Inc.
                                           Home Loan-Backed Notes,
                                           Series 2001-HI4





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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:     /s/Lisa Lundsten
                                             Name:   Lisa Lundsten
                                             Title:  Vice President

Dated: September 21, 2001





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                                     EXHIBIT INDEX

              Item 601 (a) of                                    Sequentially
Exhibit       Regulation S-K                                     Numbered
Number        Exhibit No.            Description                 Page
------        ----------             -----------                 ----

1             23                     Accountant's Consent





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                                    EXHIBIT I








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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-36244) of Residential Funding Mortgage Securities II, Inc. (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated September 21, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




New York, New York
September 21, 2001


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